                                                                Exhibit 24
                                                                ----------

                        UNION PACIFIC CORPORATION
                           Powers of Attorney



      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/Philip F. Anschutz
                                     ---------------------
                                        Philip F. Anschutz


      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ ROBERT P. BAUMAN
                                     --------------------
                                        Robert P. Bauman

      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ RICHARD B. CHENEY
                                     ---------------------
                                        Richard B. Cheney

      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ E. VIRGIL CONWAY
                                     --------------------
                                         E. Virgil Conway

      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.



                                     /s/ SPENCER F. ECCLES
                                     ---------------------
                                        Spencer F. Eccles

      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ ELBRIDGE T. GERRY, JR.
                                     --------------------------
                                       Elbridge T. Gerry, Jr.

      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ WILLIAM H. GRAY, III
                                     ------------------------
                                        William H. Gray, III

      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker her true and lawful attorney-in-fact and agent, to sign on her behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ JUDITH RICHARDS HOPE
                                     ------------------------
                                      Judith Richards Hope

      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ RICHARD J. MAHONEY
                                     ----------------------
                                        Richard J. Mahoney

      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ JOHN R. MEYER
                                     -----------------
                                         John R. Meyer

      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ THOMAS A. REYNOLDS, JR.
                                     ---------------------------
                                      Thomas A. Reynolds, Jr.

      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ JAMES D. ROBINSON, III
                                     --------------------------
                                       James D. Robinson, III

      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ ROBERT W. ROTH
                                     ------------------
                                         Robert W. Roth


      The undersigned, a director of Union Pacific Corporation, a Utah corporation (the "Company"), hereby appoints each of Richard K. Davidson, Judy L. Swantak and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                     /s/ RICHARD D. SIMMONS
                                     ----------------------
                                        Richard D. Simmons